THE ADVISORS' INNER CIRCLE FUND

                      WESTWOOD SMALLCAP FUND (THE "FUND")

                        SUPPLEMENT DATED AUGUST 25, 2017
                  TO THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS
              AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI"),
                            EACH DATED MARCH 1, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN
          CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. Currently, the Fund defines small-cap companies as those companies with market capitalizations between $100 million and $2 billion at the time of initial purchase. Beginning on or around October 31, 2017 (the "Effective Date"), the Fund will define small-cap companies as those companies within the market capitalization range of the Russell 2000 Index at the time of initial purchase.

Accordingly, as of the Effective Date, the first three sentences in the "Principal Investment Strategies" section of the Summary Prospectus and Prospectus, and the first three sentences in the second paragraph under the heading "Westwood SmallCap Fund" in the "Additional Information About Investment Objectives and Policies" section of the SAI, are hereby deleted and replaced with the following:

     Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those companies within the market capitalization range of the Russell 2000 Index at the time of initial purchase. While the market capitalization range of the Russell 2000 Index changes throughout the year, as of the most recent annual reconstitution of the index on June 23, 2017, the market capitalization range of the companies in the index was between $37 million and $5.7 billion.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 WHG-SK-046-0100